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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Hallwood Group Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HALLWOOD GROUP INCORPORATED
NOTICE OF ANNUAL MEETING
Dear Hallwood Group Stockholder:
      On behalf of the board of directors, you are cordially invited to attend the Annual Meeting of Stockholders of The Hallwood Group Incorporated (the “Company”). The annual meeting will be held on Wednesday, May 10, 2006, at 1:00 p.m. local time, at the offices of the Company, located at 3710 Rawlins, Suite 1500, Dallas, Texas 75219.
      At the annual meeting we will:

1. Elect two directors to hold office for three years each;

2.	Consider and vote on the adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated; and

3. Transact any other business properly presented at the meeting.
      Only stockholders of record at the close of business on Friday, March 24, 2006, are entitled to notice of and to vote at the annual meeting.

By order of the Board of Directors

MELVIN J. MELLE
Secretary
April 13, 2006
      Your board of directors urges you to vote upon the matters presented. If you are unable to attend the meeting, please complete, sign, date and promptly return the enclosed proxy in the envelope provided. It is important for you to be represented at the meeting. Executing your proxy will not affect your right to vote in person if you are present at the annual meeting.

NOTICE OF ANNUAL MEETING
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 10, 2006
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
SOLICITATION OF PROXIES
ELECTION OF DIRECTORS
ADOPTION OF THE HALLWOOD GROUP INCORPORATED 2005 LONG-TERM INCENTIVE PLAN FOR BROOKWOOD COMPANIES INCORPORATED
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SUMMARY COMPENSATION TABLE
OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES AND OPTION/SAR VALUES AT DECEMBER 31, 2005
COMPENSATION OF DIRECTORS
EMPLOYMENT AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
PROCEDURES FOR DIRECTOR NOMINATIONS
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT FEES
STOCKHOLDER PROPOSALS
OTHER BUSINESS

THE HALLWOOD GROUP INCORPORATED
3710 Rawlins, Suite 1500
Dallas, Texas 75219

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 10, 2006
      This proxy statement and the accompanying proxy are first being mailed on or about April 10, 2006. The accompanying proxy is solicited by the board of directors of the Company.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.	Q:	Who is entitled to vote?
	A:	Stockholders of record at the close of business on Friday, March 24, 2006, the “record date,” are entitled to vote at the annual meeting.

2.	Q:	What may I vote on?
	A:	You may vote on:
(1) the election of two nominees to serve on the board of directors for three years each;
(2) the adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated; and
(3) any other business properly presented at the meeting.

3.	Q:	How do I vote?
	A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the nominees for director, FOR the adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated, and in the proxies’ discretion with respect to any other matter properly presented at the meeting. Abstentions, broker non-votes and proxies directing that the shares are not to be voted will not be counted as a vote in favor of the nominees or of the proposed plan.

4.	Q:	How can I revoke my proxy?
	A:	You have the right to revoke your proxy at any time by:
(1) notifying our corporate secretary in writing before the meeting;
(2) voting in person; or
(3) returning a later-dated proxy card before the meeting.
Attending the meeting is not sufficient to revoke your proxy unless you also take one of the actions above.

5.	Q:	How does the board of directors recommend I vote on the proposal to elect the nominees for director and proposal to adopt The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated?
	A:	Your board of directors recommends that you vote FOR both nominees for director and FOR the adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated.

6.	Q:	How many shares can vote at the annual meeting?
	A:	As of the record date, there were 1,511,220 shares of common stock outstanding and entitled to vote at the annual meeting. You are entitled to one vote for each share of common stock you hold.

7.	Q:	What is a “quorum?”
	A:	A “quorum” is a majority of the outstanding shares. A quorum may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be valid. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. In addition, broker non-votes will be counted toward determining the presence of a quorum.

8.	Q:	What vote is required to elect the directors and to approve the proposal?
	A:	A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is necessary to elect the nominees for director. The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled vote on the proposed plan is required to approve the proposed plan. Abstentions and shares held by brokers that have been designated as not voted will be counted for purposes of determining a quorum, but will not be counted as votes cast in favor of the election of directors or the proposal.

SOLICITATION OF PROXIES
      The cost of preparing, assembling, printing and mailing this proxy statement and the enclosed proxy form and the cost of soliciting proxies related to the annual meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of shares of common stock listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of the solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company and its subsidiaries, but no additional compensation will be paid to those individuals on account of their activities. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, for which it will be paid a fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses. We estimate that Morrow & Co.’s total costs will be approximately $4,000.
ELECTION OF DIRECTORS
      The Company’s board of directors is divided into three classes serving staggered three-year terms. At the annual meeting, you will elect two directors to serve for three years each.
      The individuals named on the enclosed proxy card intend to vote for the election of the nominees listed below, unless you direct them to withhold your vote. Each of the nominees has indicated that he is able and willing to serve as a director. However, if for some reason either of the nominees is unable to stand for election or becomes unwilling to serve for good cause, the individuals named as proxies may vote for a substitute nominee(s). The nominees for director must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
      Below are the names and ages of the nominees and of the directors whose terms of office will continue after the annual meeting, the year in which each director was first elected as a director of the Company, their principal occupations or employment for at least the past five years and other directorships they hold.
Nominees for Election for a Three-Year Term Ending with the 2009 Annual Meeting

Anthony J. Gumbiner	Mr. Gumbiner, age 61, has served as a director and Chairman of the Board since 1981, and Chief Executive Officer of the Company since 1984. He also served as President and Chief Operating Officer from December 1999 to March 2005. He also serves as a director and Chairman of the board of directors of Hallwood Energy Management, LLC, the general partner of Hallwood Energy, L.P. (“Hallwood Energy”). He served as a director of Hallwood Realty, LLC, the general partner of Hallwood Realty Partners, L.P. (“HRP”) and its predecessor until HRP was sold in July 2004. Mr. Gumbiner was a director and officer of Hallwood Energy Corporation (“HEC”) until its sale in December 2004 and of Hallwood Energy III, L.P. (“HE III”) until its sale in July 2005. Mr. Gumbiner is also a solicitor of the Supreme Court of Judicature of England.

M. Garrett Smith	Mr. Smith, age 44, has served as a director since November 2004. He has been a general partner in Spinnerhawk Natural Resources Fund, L.P., a long-short energy hedge fund, since February 2005. From December 2000 to February 2005, he was a Principal with BP Capital, LLC, a Dallas, Texas-based investment firm specializing in the oil and gas industry, and as a General Partner and Portfolio Manager of BP Capital Energy Equity Fund, an energy hedge fund. From March to December 2000, Mr. Smith was the Chief Financial Officer of Stonebridge Technologies. From 1989 to

2000, Mr. Smith held a number of financial management positions, including Executive Vice President and Chief Financial Officer, of Pioneer Natural Resources Company, an exploration and production company.

Director Continuing in Office Until the 2008 Annual Meeting

Charles A. Crocco, Jr.	Mr. Crocco, age 67, has served as a director since 1981. He is an attorney, who was Counsel to Crocco & De Maio, P.C. through March 2003. He is a Securities Arbitrator in proceedings brought under the auspices of the National Association of Securities Dealers. He also served as a director of First Banks America, Inc., a bank holding company, from 1989 until December 2002.
Directors Continuing in Office Until the 2007 Annual Meeting

J. Thomas Talbot	Mr. Talbot, age 70, has served as a director since 1981. He is the owner of The Talbot Company. He also has been a partner in Pacific Management Group, an asset management firm, since 1986. He was a partner of Shaw & Talbot, a commercial real estate investment and development company, from 1975 until August 2003. He served as a director of Fidelity National Financial, Inc. from 1990 to September 2003. He served as a director of California Coastal Communities, Inc. from August 1993 to July 2004.

A. Peter Landolfo	Mr. Landolfo, age 57, has served as a director since May 2004. Since December 2005, he has been a partner in APL Consulting, Inc., a consulting company to the financial printing industry. Since 1992, he has been President of Dallas Design Concepts, Inc., a specialty gift company. He served in various capacities, most recently as Senior Vice President, with Bowne of Dallas, LLP, a financial printer in Dallas, Texas, from 1974 to December 2005.
      Except as indicated above, neither the nominees nor the continuing directors hold a directorship in any company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.
      No family relationships exist between the nominees, the directors and the executive officers.
      The board of directors unanimously recommends a vote “FOR” the election of the nominated individuals.
ADOPTION OF THE HALLWOOD GROUP INCORPORATED 2005 LONG-TERM INCENTIVE PLAN FOR BROOKWOOD COMPANIES INCORPORATED
      On December 16, 2005, the outside directors of the board of directors of the Company approved The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated (the “Plan”). The effectiveness of the Plan is subject to the approval of the holders of a majority of shares of the Company’s common stock present in person or represented by proxy at the annual meeting and entitled vote on the proposed plan.
      Directors, officers and key employees of the Company’s subsidiary, Brookwood Companies Incorporated (“Brookwood”) are eligible to participate in the Plan. There are 10,000 Units reserved for issuance under the Plan and each Unit will entitle the participant to a 1/10,000th share in the “total award amount” (if any) following a “change in control transaction” (see the discussion of total award amount and change of control transaction below). While not required by the terms of the Plan, it is anticipated that awards typically will provide that they will be terminated (and their Units forfeited) upon a participant’s termination of employment (except where the termination is within 30 days of the earlier of a change of control transaction or the date of a definitive agreement for a change of control transaction) for any reason other than death or disability, and on the third anniversary of a termination by reason of death or disability. Under the terms of the Plan, Units granted under awards which are terminated or canceled for any reason are again available for award under the Plan. In connection with the adoption of the Plan, the Brookwood Companies Incorporated Stock Option Plan (the “Brookwood Stock Plan”), dated June 12, 1989, as amended, has been terminated and all options issued under the Brookwood Stock Plan will be canceled upon receiving stockholder approval of the Plan.
      The purpose of the Plan is to attract, retain and motivate directors, officers and key employees of Brookwood and its subsidiaries by providing them with additional incentives. Currently, there are two directors of Brookwood and approximately 200 employees who are potentially eligible to participate in the Plan. Selection of participants, and the awarding of Units, is made pursuant to recommendations by a committee designated by the Company’s board of directors and approval by the Company’s board of directors or a committee of the board. Under the Plan, the “total award amount” is equal to fifteen percent of the amount by which the net fair market value of consideration received by Brookwood or its stockholders as a result of a change of control transaction exceeds the sum of the liquidation preference plus accrued but unpaid dividends on the Series A Preferred Stock of Brookwood at the time of the change of control transaction. At December 31, 2005, this sum was $28,308,000. The amount will fluctuate in accordance with a formula that increases by the amount of the annual dividend on the Series A Preferred Stock, currently $1,823,000, and decreases by the amount of the actual dividends paid by Brookwood to the Company. However, if the Company’s board of directors determines that certain members of Brookwood’s senior management (including Amber M. Brookman) do not have in the aggregate an equity or debt interest of at least two percent in the entity with which the change of control transaction is completed, prior to the change in control transaction, then the minimum amount of the award is $2,000,000. Under these circumstances, Ms. Brookman would also receive a cash payment of $2,600,000 in addition to any amounts paid under the Plan.
      A “change of control transaction” is a transaction that is approved by the Company’s board of directors or by the holders of a majority of the capital stock of the Company, in which either the Company or its stockholders receive consideration, and that, in the discretion of the Company’s board of directors, results in (i) a change in ownership of the capital stock of the Company or Brookwood of at least fifty percent (50%) or more of the combined voting power of the Company’s or Brookwood’s then outstanding capital stock; or (ii) the sale of all or substantially all of the assets of Brookwood; or (iii) any other transactions that, in the discretion of the Company’s board of directors, have substantially the same result as the transactions described in subsections (i) and (ii) of this paragraph.
      The foregoing description is only a summary of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex A.
      The following table represents the awards under the Plan that were made in January 2006, subject to approval by the Company’s stockholders:
New Plan Benefits
the hallwood group incorporated 2005 Long-Term Incentive Plan for
Brookwood Companies Incorporated

Name and Position	Dollar Value($)	Number of Units

Amber M. Brookman, President and Chief Executive Officer of Brookwood	Not Determinable(1)	1,900
Executive Officer Group	Not Determinable(1)	1,900
Non-Executive Director Group	N/A	None
Non-Executive Officer Employee Group	Not Determinable(1)	8,100

(1)	The value of the units is based on a cash amount that would be paid, if ever, upon the occurrence of certain events, including a merger, sale of substantially all of the assets or a change of control of

Brookwood. If the Plan had been in effect in 2005, there would have been no cash payout to any holder of Units in fiscal year 2005.

      The Company’s board of directors may at any time and from time to time and in any respect amend, modify or terminate the Plan without further shareholder approval. A committee will administer the Plan subject to the written approval by the Company’s board of directors or committee of the Board.
      All amounts paid to each participant pursuant to the Plan will be ordinary income to the participant. The ordinary income recognized by the participant is considered to be supplemental wages, and the Company is required to withhold, and the Company and the participant are required to pay, applicable employment taxes on that ordinary income Subject to certain potential limitations on deductions under Sections 162(m) and 280G of the Internal Revenue Code of 1986, as amended, the Company will be entitled to a federal income tax deduction at the same time, and in the same amount, as the ordinary income recognized by a participant.
      The board of directors unanimously recommends a vote “FOR” the approval of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated.
Committees and Meetings of the Board of Directors
      Messrs. Crocco (Chairman), Landolfo and Smith served as members of the Company’s audit committee during the year ended December 31, 2005. The audit committee met 7 times during 2005 and was charged with the responsibility of reviewing the annual audit report and the Company’s accounting practices and procedures, and recommending to the board of directors the independent registered public accounting firm to be engaged for the following year.
      The board of directors does not have a standing nominating or compensation committee. Because Mr. Gumbiner owns more than 50% of the Company’s voting power, it is a “controlled company” under the rules of the American Stock Exchange and is not required to have separate nominating and compensation committees.
      During the year ended December 31, 2005, the board of directors held 7 meetings. Each director attended at least 75% of (1) the total number of meetings held by the board of directors, and (2) the total number of meetings held by all committees of the board of directors on which he served.
      The Company does not have a policy with respect to attendance by the directors at the annual meetings of stockholders. Last year all members of the board of directors attended the annual meeting. Each member of the board of directors has indicated his intent to attend the 2006 Annual Meeting.
Communication With Directors
      The board of directors does not provide a formal process by which stockholders may send communications to the board of directors. The Company is a “controlled company” under the rules of the American Stock Exchange and 66.3% of its voting securities are owned by a single stockholder. Consequently, the board of directors does not believe it is necessary to formalize such a communication process. However, stockholders may communicate with the Company or request information at any time by contacting Mr. Melvin J. Melle, Vice President, Chief Financial Officer and Secretary at 800.225.0135.
Code of Business Conduct and Ethics
      The board of directors has adopted a Code of Business Conduct and Ethics that applies to all employees, including those officers responsible for financial matters. The Code of Business Conduct and Ethics may be accessed through the Company’s website at www.hallwood.com. Any amendments to or waivers of the Code of Business Conduct and Ethics will be promptly disclosed on the Company’s website. Any stockholder may request a printed copy of the Code of Business Conduct and Ethics by contacting Mr. Melvin J. Melle, Vice President, Chief Financial Officer and Secretary at 800.225.0135.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
      The following table sets forth information as to the beneficial ownership of shares of the Company’s common stock as of the close of business on the record date (1) for any person or “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act, who, or which the Company knows, owns beneficially more than 5% of the outstanding shares of the Company’s common stock; (2) for the continuing directors and the nominee for director; and (3) for all directors and executive officers as a group. Unless otherwise noted, the address of each person listed below is 3710 Rawlins, Suite 1500, Dallas, Texas 75219.

	Amount and Nature
	of Beneficial		Percentage
Name and Address of Beneficial Owner	Ownership(1)		of Class(1)

Anthony J. Gumbiner	1,001,575	(2)	66.3%
Advisory Research, Inc.	120,400	(3)	8.0
Charles A. Crocco, Jr.	14,846	(4)	1.0
Melvin J. Melle	13,500	(5)	0.9
J. Thomas Talbot	5,000	(6)	0.3
M. Garrett Smith	—	(7)	—
A. Peter Landolfo	—	(7)	—
William L. Guzzetti	—	(8)	—
All directors and executive officers as a group (7 persons)	1,034,921		68.0

(1)	Assumes, for each person or group listed, the exercise of all stock options or other rights held by that person or group that are exercisable within 60 days, according to Rule 13d-3(d)(1)(i) of the Securities Exchange Act, but the exercise of none of the derivative securities owned by any other holder of options. Unless otherwise noted, the address of each individual listed above is 3710 Rawlins, Suite 1500, Dallas, Texas 75219.

(2)	Mr. Gumbiner holds a 4.26% net profits interest in Hallwood Energy, which is the entity that resulted from the December 31, 2005 consolidation of Hallwood Exploration, L.P. (“HEP”), Hallwood Energy II, L.P. (“HE II”) and Hallwood Energy 4, L.P. (“HE 4”) (collectively referred to as the “Energy Affiliates”).

(3)	This information is derived from a Schedule 13G filed by Advisory Research, Inc. on February 16, 2006. Advisory Research Inc.’s reported address is 180 North Stetson St., Suite 5500, Chicago, Illinois 60601.

(4)	Mr. Crocco is an investor in Hallwood Energy.

(5)	Includes currently exercisable options to purchase 11,250 shares of common stock. Mr. Melle is an investor in Hallwood Energy.

(6)	Mr. Talbot is an investor in Hallwood Energy.

(7)	Messrs. Smith and Landolfo do not own any shares or hold any options to purchase shares of the Company.

(8)	Mr. Guzzetti does not own any shares or hold any options to purchase shares of the Company. He is an investor and holds a 4.26% net profits interest in Hallwood Energy.

EXECUTIVE COMPENSATION
      The total compensation paid for each of the years ended December 31, 2005, 2004 and 2003 to the Chief Executive Officer, and the other executive officers who received cash compensation in excess of $100,000 for 2005, referred to collectively as the “Named Executive Officers,” is set forth in the following Summary Compensation Table.
SUMMARY COMPENSATION TABLE

								Long Term
								Compensation Awards

	Annual Compensation							Securities
						Other Annual		Underlying		LTIP	All Other
Name and Principal	Calendar	Salary				Compensation		Options/		Payouts	Compensation
Position	Year	($)		Bonus ($)		($)		SARs(#)		($)	($)

Anthony J. Gumbiner	2005	0	(1)	5,000,000	(2)	0		0	(3)	0	6,200	(4)
Chairman, President and	2004	0	(1)	1,908,000	(2)	0		0	(3)	0	7,802	(4)
Chief Executive Officer(1)	2003	0	(1)	0	(2)	0		0	(3)	0	7,802	(4)
William L. Guzzetti	2005	272,267	(5)	8,820	(6)	0		0	(3)	0	2,086	(7)
President and Chief	2004	156,542	(5)	2,987,172	(6)	0		0	(3)	0	1,795	(7)
Operating Officer	2003	208,333	(5)	177,400	(6)	0		0	(3)	0	1,188	(7)
Melvin J. Melle	2005	208,333	(9)	778,183	(8)	3,279	(9)	0		0	5,716	(9)
Vice President,	2004	208,333	(9)	0	(8)	3,279	(9)	0		0	7,156	(9)
Chief Financial Officer	2003	208,333	(9)	33,400	(8)	3,258	(9)	0		0	5,680	(9)
and Secretary
Amber M. Brookman	2005	317,538	(11)	597,448	(10)	0		0		0	8,280	(11)
President and Chief	2004	317,538	(11)	922,070	(10)	0		0		0	8,772	(11)
Executive Officer of	2003	317,538	(11)	316,623	(10)	0		0		0	8,242	(11)
Brookwood Companies Incorporated

(1)	The Company paid Hallwood Investments Limited (“HIL”), an entity with which Mr. Gumbiner is associated, consulting fees of $989,000 in 2005, $927,500 in 2004 and $795,000 in 2003, primarily in connection with HIL’s activities on behalf of the Company’s subsidiaries and a bonus of $3,000,000 in 2004, in recognition of benefits to the Company and its stockholders over an extended period of time regarding the operation and sale of the Company’s investment in HRP. In addition, in each of March 2004 and 2003, the board of directors of Hallwood Realty, LLC approved a bonus to HIL in the amount of $150,000, which was paid by HRP, and in each of March 2004 and 2003, the board of directors of Hallwood Commercial Real Estate, LLC (“HCRE”) approved a bonus to HIL of $33,000, which was paid by HCRE. In addition, Mr. Gumbiner received a consulting fee of $200,000 in 2005 from the Energy Affiliates.

(2)	Consists of $5,000,000 and $1,908,000 paid to Mr. Gumbiner personally, as special bonus compensation in recognition of the benefits to the Company and its stockholders over an extended period of time, including the sale of HEC and HE III, and the operation and sale of the Company’s investment in HRP, respectively.

(3)	No options for securities of the Company or any of its subsidiaries were granted during 2005, 2004 or 2003. In 2005, Messrs. Gumbiner and Guzzetti were each granted a 4.5% net profits interest in HE 4. In 2004, Messrs. Gumbiner and Guzzetti were each granted a 4% net profits interest in each of HEP, HE II and HE III. After the consolidation of the Energy Affiliates on December 31, 2005, Messrs. Gumbiner and Guzzetti each hold a 4.26% net profits interest in Hallwood Energy.

(4)	Consists of $6,200 in 2005, and $7,802 in each of 2004 and 2003 for life insurance premiums.

(5)	Includes $272,267 in salary paid by the Company in 2005, $109,103 paid by HRP and $47,439 by HRC in 2004 and $208,333 paid by HRP in 2003. In addition, Mr. Guzzetti received a salary of $208,333 in 2005, $125,000 in 2004 and $40,000 in 2003 from the Energy Affiliates.

(6)	Includes $1,999,333 paid by the Company in 2004, $378,000 paid by HRP in 2004 and $600,000 paid by the Company in 2004 as special bonus compensation in recognition of benefits to the Company and its stockholders over an extended period of time and in connection with the disposition of the Company’s interest in HEC, respectively. Also, includes $8,820 and $8,400 in 2005 and 2003, respectively, for payment of a special cash bonus in lieu of a Company-matching contribution under its 401(k) Tax Favored Savings Plan (the timing of these special cash bonuses has been modified since the Company’s 2004 proxy statement, so that the amounts are now reflected in the year they were earned). Includes $9,839 for a special bonus paid to Mr. Guzzetti in connection with the sale of HRP in 2004. In addition, HRP paid $24,000 and HCRE paid $145,000 in bonuses to Mr. Guzzetti in 2003.

(7)	Consists of $2,086, $1,795 and $1,188 of excess life insurance premiums provided to all employees on a non-discriminatory basis in 2005, 2004 and 2003, respectively.

(8)	Includes a $578,363 bonus in lieu of cash distributions in 2005, based upon the number of stock options held, pursuant to plan of partial liquidation, a $200,000 bonus in recognition of benefits to the Company and its stockholders over an extended period of time in 2005; $8,820 and $8,400 in 2005 and 2003, respectively, for payment of a special cash bonus in lieu of a Company-matching contribution under its 401(k) Tax Favored Savings Plan (the timing of these special cash bonuses has been modified since the Company’s 2004 proxy statement, so that the amounts are now reflected in the year they were earned); and a $25,000 cash bonus in 2003.

(9)	Salary calculated under the terms of Mr. Melle’s employment agreement. Other Annual Compensation of $3,279 in each of 2005 and 2004, and $3,258 in 2003 consists of reimbursements to compensate for the income tax effects of life and/or disability insurance premiums. All Other Compensation consists of $5,716, $5,716 and $5,680 in 2005, 2004 and 2003, respectively, for life insurance premiums; and a twenty-year service award of $1,440 in 2004.

(10)	Bonus calculated under terms of Ms. Brookman’s Compensation Letter.

(11)	Salary includes a $6,000 car allowance and $11,538 for unused vacation time in each of the years 2005, 2004 and 2003. All Other Compensation includes a $6,300 matching contribution under Brookwood’s 401(k) Tax Favored Savings Plan in 2005 and $6,000 in 2004 and 2003, and $1,980, $2,772 and $2,242 of excess life insurance premiums provided to all employees on a non-discriminatory basis for 2005, 2004 and 2003, respectively.
OPTIONS/ SAR GRANTS IN LAST FISCAL YEAR
      No options to purchase shares of the Company’s or any of its affiliated entities’ common stock were granted to Named Executive Officers during 2005. Messrs. Gumbiner and Guzzetti were each granted a 4.5% net profits interest in HE 4 by the board of directors of HE 4 in 2005. Net profits interests held by Messrs. Gumbiner and Guzzetti in HE 4, HE II and HEP were exchanged for a 4.26% net profits interest in Hallwood Energy after their consolidation on December 31, 2005.
AGGREGATED OPTION/ SAR EXERCISES
AND OPTION/ SAR VALUES AT DECEMBER 31, 2005
      The following table discloses for each of the Named Executive Officers who have been granted options to purchase securities of the Company or its subsidiaries, the number of options held by each of the Named Executive Officers and the potential realizable values for their options at December 31, 2005.

				Securities Underlying	Value of Unexercised
				Unexercised	in-the-Money
		Securities		Options/SARs at	Options/SARs at
		Underlying		December 31, 2005 (#)	December 31, 2005 ($)
		Exercised	Value
Name	Entity	Options/SARS (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Anthony J. Gumbiner	HWG	150,000	19,636,548	0/0	0/0
Melvin J. Melle	HWG	2,250	155,992	11,250/0	1,262,175/0
      Because Hallwood Energy is not publicly traded, it is not feasible to value the 4.26% net profits interest that each of Messrs. Gumbiner and Guzzetti hold in that entity.

COMPENSATION OF DIRECTORS
      For the year ended December 31, 2005, Messrs. Crocco, Landolfo, Smith and Talbot each received director fees of $40,000. Board members are entitled to receive $500 for each day spent on business of the Company, other than attendance at board meetings. No amounts were paid under this per diem arrangement in 2005. As members of a special committee of independent directors of the Board, each of the outside directors, Messrs. Crocco, Landolfo, Smith and Talbot, also received an annual retainer of $5,000 and a meeting attendance fee of $1,000 per meeting, totaling $13,000. Each director is also reimbursed for expenses reasonably incurred in connection with the performance of his duties. Mr. Gumbiner does not receive any director fees. Additional information regarding consulting agreements with, or services provided by, Mr. Gumbiner through HIL is included in “Compensation Committee Interlocks and Insider Participation,” below.
EMPLOYMENT AGREEMENTS
      During the year ended December 31, 2005, the Company had an employment agreement with Mr. Melle. The employment agreement provided for payment of a minimum salary of $200,000 per year plus an annual bonus in an amount as may be determined by the board of directors. In addition, the employment agreement provided that the Company will maintain $500,000 of life insurance benefits and, for the year ended December 31, 2005, the Company paid a life insurance premium in the amount of $5,716. Mr. Melle’s employment agreement continued under the same terms and conditions until December 31, 2005, at which time it was automatically extended for one year, and will be automatically extended annually unless terminated by either party.
      During the year ended December 31, 2005, Brookwood had a compensation letter (the “Letter”) with Ms. Brookman. The Letter provided for payment of a salary of $300,000 per year plus an annual bonus in an amount of the greater of 5% of Brookwood’s earnings before taxes or a minimum of $100,000. In addition, the Letter provided for a car allowance of $500 per month.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
      The board of directors as a whole performs the functions of the compensation committee. References to the Company’s compensation committee in this proxy statement refer to the board of directors, acting in its capacity as the compensation committee. Messrs. Gumbiner and Guzzetti were officers of the Company, and Ms. Brookman was an officer of the Company’s wholly owned subsidiary, Brookwood, during 2005.
      During 2005, Messrs. Gumbiner and Guzzetti served on the board of directors of the general partner of HE III, prior to its sale, and the board of directors of the general partner of HEP and HE II prior to their consolidation into Hallwood Energy in December 2005. Messrs. Gumbiner and Guzzetti continue to serve on the board of directors of the general partner of Hallwood Energy and are its chief executive officer and chief operating officer, respectively.
      During 2005, the Company invested approximately $45,008,000 in the Energy Affiliates on the same terms as other affiliated and nonaffiliated investors. In addition, Messrs. Gumbiner and Guzzetti received compensation from the Energy Affiliates, as described in this proxy statement.
      Since December 31, 1996, the Company has been a party to an agreement with HIL under which HIL provides international consulting and advisory services to the Company and its affiliates. The agreement currently provides for an annual fee of $989,000 ($954,000 prior to March 1, 2005). According to this agreement, the Company reimburses HIL for reasonable and necessary expenses in providing office space and administrative services used by Mr. Gumbiner. For the year ended December 31, 2005, HIL was also reimbursed $557,000, which was paid by the Company.

COMPENSATION COMMITTEE
REPORTS ON EXECUTIVE COMPENSATION
General
      The Company is a holding company with several subsidiaries and affiliated companies. Of the Named Executive Officers, Mr. Gumbiner was involved in the activities of all of the subsidiaries and affiliated companies, but received no salary directly from the Company. HIL, with which Mr. Gumbiner is associated, received consulting fees from the Company. The independent members of Company’s board of directors approved the payments by the Company to HIL. HIL also received consulting fees from the Energy Affiliates in 2005. The board of directors of the Energy Affiliates approved the amount.
      Mr. Guzzetti’s compensation from the Company was determined by the Company’s Board of Directors, acting in its capacity as the Compensation Committee. Mr. Guzzetti also received a salary from the Energy Affiliates in 2005. The board of directors of the Energy Affiliates approved the amount.
      Mr. Melle is involved in the activities of the Company and of certain subsidiaries and affiliated companies, but for 2005 received compensation only from the Company. Accordingly, the compensation of Mr. Melle is determined solely by the Company’s Board of Directors.
      Ms. Brookman is involved in and receives compensation only from Brookwood. The compensation for her services is determined by the Company’s board of directors upon the recommendation of the management of Brookwood.
Compensation by the Company
      The Company’s board of directors, acting in its capacity as the compensation committee, annually determines the compensation paid by the Company to its executive officers and bases the amount of compensation on the board of directors’ determination of the reasonable compensation for that officer. The members of the board of directors, through their business experience, are generally aware of prevailing compensation practices and regularly review and remain informed about the recent financial and operating experience of the Company. Based on this experience and review, the board of directors establishes compensation that it believes to be appropriate for each officer. In general, a substantial portion of the executive officers’ compensation from the Company has been paid as salary, although from time to time the Company has awarded substantial bonuses upon completion of significant transactions that provide material benefits to the Company.
      Mr. Gumbiner does not receive a salary from the Company. Pursuant to a consulting agreement entered into in 1997, HIL, with which Mr. Gumbiner is associated, receives consulting fees from the Company and reimbursement of out-of-pocket business expenses incurred in the performance of its duties. See “Compensation Committee Interlocks and Insider Participation.” Beginning as of March 1, 2005, the fees under the consulting agreement were adjusted to $996,000 annually. The members of the board of directors other than Mr. Gumbiner approved an amendment to the consulting agreement to set these fees. In approving the amendment, the board considered that Mr. Gumbiner lives in Europe but the fees were paid in U.S. dollars, which had declined significantly against the Euro, effectively reducing the value of the fees paid. The Company’s board of directors determined that the increase in fees was appropriate.
      In April 2005, the Company paid a special bonus in the amount of $600,000 to Mr. Guzzetti as special bonus compensation in recognition of benefits to the Company and its stockholders regarding the disposition of the Company’s interest in HEC. In July 2005, the Company paid a special bonus in the amount of $5,000,000 to Mr. Gumbiner as special bonus compensation in recognition of the benefits to the Company and its stockholders over an extended period of time, including the sale of HEC. These bonuses were approved by a committee of the board of directors, consisting solely of the independent members of the Board after receiving advice from an independent consultant that the bonuses were reasonable and within the boundaries of competitive practice. The committee also concluded that the bonuses were reasonable and in the best interests of the Company in light of several factors, including the Company’s interest in the Energy Affiliates over a number of years; the compensation philosophy of the Company includes the concept of paying substantial bonuses upon the completion of significant transactions and the increase in the value of the Company’s stock over the recent past. The committee also took into account the compensation that Messrs. Gumbiner and Guzzetti had received from the Company’s Energy Affiliates and the fact that the bonuses would not be fully deductible by the Company. In September 2005, the Company paid a special bonus in the amount of $200,000 to Mr. Melle in recognition of his service to the Company and the Company’s recent results. This bonus was approved by the Company’s board of directors, acting as the compensation committee.
      Section 162(m) of the Internal Revenue Code of 1986 provides that certain compensation in excess of $1,000,000 paid to the chief executive officer and the other four most highly compensated executive officers of a public company (determined as of the last day of the company’s tax year) is not deductible for federal income tax purposes. While the tax impact of any compensation arrangement is one factor considered by the board in determining compensation, the impact of that factor is evaluated in light of the Company’s overall compensation goals. Accordingly, from time to time, the board may award compensation that is not fully deductible if it determines that such an award is in the best interests of the Company and its shareholders. Specifically, in making the awards described above, the independent members of the board determined that the awards were appropriate notwithstanding that the amounts that exceeded $1,000,000 total compensation from the Company to the individual were not deductible by the Company.
Compensation by Brookwood
      Ms. Brookman’s compensation is determined by the Company’s board of directors. As described in “Employment Agreements,” during 2005, Brookwood had a compensation letter with Ms. Brookman, and the Company’s board of directors of Brookwood did not consider any changes to that Letter.

2005 Members of the Company’s Board of Directors

Charles A. Crocco, Jr.
Anthony J. Gumbiner (Chairman)
A. Peter Landolfo
M. Garrett Smith
J. Thomas Talbot

Report of the Audit Committee
      The audit committee is composed of three directors and operates under an Amended and Restated Audit Committee Charter, adopted by the board of directors according to the rules and regulations of the American Stock Exchange. The board of directors has determined that each of the members is independent, as defined by the American Stock Exchange’s Listed Company Guide. The board of directors has determined that Mr. Smith is an “audit committee financial expert,” as defined by the SEC.
      Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte & Touche LLP (“D&T”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board generally accepted in the United States of America. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee also recommends to the board of directors the selection of the Company’s independent registered public accounting firm.
      In this context, the audit committee reviewed and discussed the audited consolidated financial statements with both management and D&T. Specifically, the audit committee has discussed with D&T matters required to be discussed by Statement on Auditing Standards No. 61.
      The audit committee received from D&T the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence — Discussions with Audit Committee), and has discussed with D&T the issue of its independence from the Company.
      It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in accordance with the standards of the Public Company Accounting Oversight Board generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in its report on the Company’s consolidated financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”
      Based on the audit committee’s review of the audited financial statements and its discussions with management and D&T noted above and the report of the independent registered public accounting firm to the audit committee, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

2005 Members of the Audit Committee of the Board of Directors of the Company

Charles A. Crocco, Jr. (Chairman)
A. Peter Landolfo
M. Garrett Smith
PROCEDURES FOR DIRECTOR NOMINATIONS
      As discussed above, as a “controlled company” under the rules of the American Stock Exchange, the Company is not required to have a standing nominating committee or a written charter governing the nomination process. As a result, the full board of directors, of which four members are independent, serves that function.
      The Company’s bylaws provide that a stockholder may nominate a person for election as a director at an annual meeting if written notice of the stockholder’s intent to make the nomination has been given to the Secretary of the Company at least 90 days in advance of the meeting or, if later, the tenth day following the first public announcement of the date of the meeting. Such notices must comply with the provisions of the bylaws.
      In the event that a stockholder meeting the requirements and following the procedures of the bylaws was to propose a nominee, or if a vacancy occurs as a result of an increase in the number of directors, the board of directors will identify candidates with superior qualifications and personally interview them, and if, appropriate, arrange to have members of management interview such candidates. Preferred candidates would display the highest personal and professional character and integrity and have outstanding records of accomplishment in diverse fields of endeavor. Candidates should have demonstrated exceptional ability and judgment and have substantial expertise in their particular fields. Candidates with experience relevant to the Company’s business would be preferred. The board of directors, upon evaluation and review of the candidates, would determine who to recommend to the stockholders for approval or to fill any vacancy. The board of directors would use the same criteria for evaluating nominees recommended by stockholders as for those referred by management or any director. The Company does not pay and does not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

PERFORMANCE GRAPH
      The following performance graph compares the 5-year cumulative total return of the Company’s common stock with that of the Russell 2000 Index and a peer group of issuers. The issuers in the peer group represent the ten public companies that, at December 31, 2005, constituted the five companies having a market capitalization closest to but less than the Company and the five companies having a market capitalization closest to but more than that of the Company. These ten companies were 24/7 Real Media, Inc., ACNB Corporation, Cavalry Bancorp, Inc., Chordiant Software, Inc., CNB Financial Corporation (Paris), Durect Corporation, Hickory Tech Corporation, Immunicon Corporation, Middleburg Financial Corporation and Virologic, Inc.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG THE HALLWOOD GROUP INCORPORATED, THE RUSSELL 2000 INDEX,
AND A PEER GROUP

	12/00	12/01	12/02	12/03	12/04	12/05

The Hallwood Group Incorporated	100.00	148.39	170.32	507.61	2748.39	3129.16

RUSSELL 2000 INDEX	100.00	102.49	81.49	120.00	142.00	148.46

PEER GROUP	100.00	149.98	103.18	126.15	126.93	128.02

*	$100 invested on 12/31/00 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      During 2005, Ms. Brookman’s daughter, Amber Brookman, Jr., and son-in-law, Steven Lerman, were employees of Brookwood and received total compensation of $116,000 and $158,000, respectively.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      D&T served as the Company’s independent registered public accounting firm for the years ended December 31, 2005, 2004 and 2003 and has been selected to serve in that capacity again for the year ending December 31, 2006. A representative of D&T will be available at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if desired.
AUDIT FEES
      All services rendered by D&T are pre-approved by the audit committee. D&T has or is expected to provide services to the Company in the following categories and amounts:

	Calendar Years Ended

	2005	2004

Audit fees(1)	$419,550	$400,381
Audit-related fees(2)	$48,403	$38,629
Tax fees(3)	$335,593	$272,774
All other fees(4)	$1,599	$—

(1)	Audit fees — These are fees for professional services performed by D&T for the audit of the Company’s annual consolidated financial statements and review of interim financial statements included in the Company’s Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)	Audit-related fees — These are fees for assurance and related services performed by D&T that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit and compensation plan audits; attestations by D&T that are not required by statute and consulting on financial accounting/reporting standards.

(3)	Tax fees — These are fees for professional services performed by D&T with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

(4)	All other fees — These are fees for other permissible work performed by D&T that does not meet the above category descriptions.
Pre-Approval Policy
      The audit committee’s pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

General
      The audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the audit committee.
      The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services
      The annual audit services engagement terms and fees are subject to the specific pre-approval of the audit committee. The audit committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual audit services engagement specifically approved by the audit committee, the audit committee may grant general pre-approval for other audit services, which are those services that only the independent registered public accounting firm reasonably can provide.

Audit-related Services
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent registered public accounting firm. The audit committee believes that the provision of audit-related services does not impair the independence of the registered public accounting firm.

Tax Services
      The audit committee believes that the independent registered public accounting firm can provide tax services to the Company, such as tax compliance, tax planning and tax advice without impairing the registered public accounting firm’s independence. However, the audit committee will not permit the retention of the independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

All Other Services
      The audit committee may grant pre-approval to those permissible non-audit services classified as “all other services” that it believes are routine and recurring services, and would not impair the independence of the registered public accounting firm.

Pre-Approval Fee Levels
      Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established periodically by the audit committee. Any proposed services exceeding these levels requires specific pre-approval by the audit committee.
STOCKHOLDER PROPOSALS
      If a stockholder intends to present a proposal for action at the 2007 annual meeting and wishes to have the proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act, the proposal must be submitted in writing to the Secretary of The Hallwood Group Incorporated, at 3710 Rawlins, Suite 1500, Dallas, Texas 75219 by December 15, 2006. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.
      The Company’s bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the board of directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the bylaws.
      If you wish to submit a proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify the Company no later than January 13, 2007. If you do not notify the Company of your proposal by that date, the Company will exercise its discretionary voting power on that proposal.
      In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act for the 2007 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by the bylaws, then the Company’s proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s securities, to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange. Officers, directors and 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.
      Based solely on review of copies of the forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% stockholders were timely.
OTHER BUSINESS
      The Company is not aware of any other business to be presented at the annual meeting. All shares represented by proxies will be voted in favor of the nominees for director set forth in this proxy statement, unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, the Company’s proxy holders will vote on those matters according to their best judgment.
      Please note, however, that if your shares of common stock are voted against the nominees for director, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the annual meeting.

By order of the Board of Directors

MELVIN J. MELLE
Secretary
April 13, 2006

ANNEX A
THE HALLWOOD GROUP INCORPORATED
2005 LONG-TERM INCENTIVE PLAN
FOR
BROOKWOOD COMPANIES INCORPORATED
      1. Establishment of the Plan. The Hallwood Group Incorporated, a Delaware corporation (the “Company”), hereby establishes a long-term incentive plan to be known as the “2005 Long-Term Incentive Plan for Brookwood Companies Incorporated” (the “Plan”), as set forth in this document. The Plan shall become effective as of December 16, 2005 (the “Effective Date”).
      2. Purpose of the Plan. The purpose of the Plan is to advance the best interests of the Company, Brookwood, their Subsidiaries and the stockholders of the Company in order to attract, retain and motivate directors, officers and key employees by providing them with additional incentives through the grant of Units.
      3. Definitions. For purposes of this Plan, the following definitions shall apply:

(a) “Award” means a grant under this Plan in the form of a Unit.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Brookwood” means Brookwood Companies Incorporated, a Delaware corporation.

(d) “Change of Control Transaction” shall mean a transaction that:

(i) is approved by the Board or by the holders of at least 50% of the capital stock of the Company then entitled to vote generally in the election of directors,

(ii) in which either the Company or its stockholders receive consideration, and;

(iii) that in the discretion of the Board, results in either

(A) a change in the ownership of the capital stock of the Company or the capital stock of Brookwood where a corporation, person, or group acting in concert (other than the current members of the Board or any of their descendants, the Company, Brookwood or any savings, pension, or other benefit plan for the benefit of employees of the Company or subsidiaries thereof) (a “Person”) as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Brookwood which constitutes fifty percent (50%) or more of the combined voting power of the Company’s or Brookwood’s then outstanding capital stock then entitled to vote generally in the election of directors; or

(B) the sale of all or substantially all of the assets of Brookwood; or

(iv) any other transactions or series of related transactions occurring that, in the discretion of the Board, have substantially the same effect as the transactions specified in any of the preceding clauses of this Paragraph, provided that such transaction or transactions otherwise constitutes a “change in ownership or effective control” of the Company or of Brookwood, within the meaning of Section 409A of the Code;

provided, however, that the Company or a stockholder of the Company may make the following transfers and such transfers shall be deemed not to be a Change of Control Transaction:

(i) to any trust or similar entity the beneficiaries of which include the stockholder or the spouse of or any lineal descendant of the stockholder;

(ii) to any corporation, partnership or other entity that is controlled by the stockholder or the spouse of or any lineal descendant of the stockholder;

(iii) to any individual by bona fide gift;

(iv) to any spouse or former spouse pursuant to the terms of a decree of divorce;

(v) to any officer or employee of the Company pursuant to any incentive plan established by the stockholders;

(vi) to any family member of the stockholder;

(vii) to the beneficiaries of any trust that is a stockholder or the holders of interests in any corporation, partnership or other entity that is a stockholder; or

(viii) any transaction similar to the foregoing, as determined by the Board in its discretion.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee designated by the Board from time to time to administer this Plan, which committee shall initially be comprised of the directors of Brookwood. All actions by the Committee under this Plan or any Award Agreement shall require and be subject to, and all references to actions by the Committee shall be deemed to be subject to, the written approval of the Board or any committee of the Board to whom the Board delegates such authority.

(g) “Company” shall mean The Hallwood Group Incorporated and its successors and assigns.

(h) “Disability” shall mean, except as otherwise determined by the Committee, a condition that renders the Participant unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by or under the direction of the Committee, is expected to have a duration of not less than 120 days.

(i) “Eligible Participant” means those persons who are directors, officers or key employees of Brookwood or its Subsidiaries.

(j) “Participant” means any Eligible Participant who is granted an Award under the Plan.

(k) “Subsidiary” of any entity means any corporation, partnership or other entity controlled by the entity.

(l) “Total Award Amount” to be paid upon a Change of Control Transaction means fifteen percent (15%) of the amount by which (i) the net fair market value of all consideration received by the Company or its stockholders as a result of the Change of Control Transaction exceeds (ii) the sum of the liquidation preference plus accrued but unpaid dividends on the Series A Preferred Stock of Brookwood at the time of the Change of Control, all as determined by the Committee in its discretion, provided, however, that if in the discretion of the Board, Amber M. Brookman, David R.A. Steadman, Joanne Bagley, Frank Montie, Ronald E. Kaplan, Jeffrey Harris or their successors, or other persons performing similar functions do not have, prior to the Change of Control Transaction, in the aggregate an equity or debt interest of at least two percent in the entity with whom the Change of Control Transaction is completed (exclusive of any such interest any such individual receives with respect to his or her employment following the Change of Control Transaction), then the minimum amount of the Total Award Amount shall be $2,000,000.

(m) “Withholding Tax” means any Federal, state or local withholding tax liability.
      4. Administration of the Plan.
      (a) The Plan shall be administered by the Committee. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to certify that Plan requirements have been met for any Participant in the Plan, to submit such matters as it may deem advisable to the Company’s stockholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under any applicable tax or other law, rule or regulation. All decisions and acts of the Committee shall be final and binding upon all affected Plan Participants.
      (b) The Committee shall designate the Eligible Participants, if any, to be granted Units, the type and amount of Units to be granted and the time when Units will be granted. All Units granted under this Plan shall be on the terms and subject to the conditions determined by the Committee consistent with the Plan.
      5. Eligible Participants. Directors of Brookwood, key employees, including officers of Brookwood and its Subsidiaries, shall be eligible to be awarded Units under the Plan.
      6. Awards Under the Plan.
      (a) Awards to Eligible Participants shall be designated as Units. The Committee may award up to a total of 10,000 Units. If any Units awarded under the Plan shall terminate or be canceled for any reason without having been paid in full, the terminated or canceled Units shall not count against the above limits and shall again become available for award under the Plan.
      (b) Upon a Change of Control Transaction, each Participant shall be entitled to receive a cash payment equal to the sum calculated by (i) dividing the number of Units held by that Participant by the 10,000 total Units authorized under the Plan, and (ii) multiplying the result by the Total Award Amount. All such cash payments shall be made to the Participant promptly upon the completion of a Change of Control Transaction. The initial Awards shall be determined concurrently with the adoption of this Plan. No Participant’s Award may be reduced by the Committee except in accordance with the Participant’s Award Agreement and this Plan.
      7. Award Agreements. Each Award shall be evidenced by an agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or applicable law. The Committee shall have discretion to specify in the Award Agreement, or, with the consent of the Participant, an amendment thereof, provisions with respect to any Award, including the period during which the Award may be canceled or forfeited upon the Participant’s termination of employment.
      8. Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect until terminated.
      9. Amendments, Cancellation.
      (a) The Board may at any time and from time to time and in any respect amend, modify or terminate the Plan. No such termination shall adversely affect any Award then outstanding under the Plan, except as provided in paragraphs (b) and (c). The power of the Committee to construe and administer any Awards granted prior to the termination of the Plan shall nevertheless continue after such termination.
      (b) The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that no outstanding Award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.
      (c) Unless otherwise expressly provided in the specific Award Agreement, in connection with a termination of the Plan, any change in the Company’s or Brookwood’s capital or business structure, merger, consolidation, dissolution, liquidation, or sale or transfer all or any part of the Company’s or Brookwood’s business or assets that would not otherwise be considered a Change of Control Transaction, the Committee may, in its discretion, cancel all or any portion of any Awards that remain outstanding on such date in exchange for, in the discretion of the Committee, cash payments or the award of other incentive compensation that in either case, in the reasonable judgment of the Committee, have a value to the Participants generally comparable to the value of the Awards outstanding at that time. Any such cancellation and payment or award shall, unless otherwise consented to by a particular Participant, be made on a uniform basis for all Participants.
      10. Nontransferability. Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A Participant’s rights under the

Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative. A Participant may file with the Company a written designation of beneficiary, on such form as may be prescribed by the Committee, to receive any amounts that become deliverable to the Participant pursuant to the Plan after the Participant’s death. A Participant may, from time to time, amend or revoke a designation of beneficiary. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
      11. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising out of or as a result of this Plan.
      12. No Employment Agreement or Other Rights. Neither the adoption of this Plan, the receipt of any Unit or any other action in association with this Plan shall be construed in any manner as entitling any Eligible Employee to any employment rights. The Plan shall not in any way obligate the Company to continue the employment of any Eligible Employee nor does it limit the right of the Company to terminate, at any time, an Eligible Employee’s employment. The holder of Units shall, as such, have none of the rights of a stockholder. The award of Units pursuant to the Plan shall not affect in any way the right or power of the Company or Brookwood to pay or refrain from paying dividends on any class of equity securities, to engage in any transaction, to change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.
      13. Other Compensation Programs. Nothing contained in the Plan shall be construed to preempt or limit the authority of the Board to exercise its rights and powers, including, but not by way of limitation, the right of the Board (a) to grant incentive awards for proper purposes otherwise than under the Plan to any employee, officer, director or other person or entity; or (b) to grant incentive awards to, or assume incentive awards of, any person or entity in connection a Change of Control.
      14. Non-Uniform Determinations. Determinations by the Committee under the Plan, including, without limitation, determinations of (a) which persons are Eligible Participants, (b) the form, amount and timing of Awards, (c) the terms and provisions of Awards and the Award Agreements; and (d) provisions with respect to termination of employment, need not be uniform and may be made by the Committee selectively among Awards under the Plan, whether or not Eligible Participants are similarly situated.
      15. Governing Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the laws of Texas.
      16. Article and Section Headings. The titles or headings of the respective Article or Sections in this Plan are inserted merely for convenience and shall be given no legal effect.

THE HALLWOOD GROUP INCORPORATED

By:	/s/ Melvin J. Melle

Name: Melvin J. Melle

Title:	Vice President

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☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A	Proposals

1.	Election of Directors
	Nominees:	For	Withhold		For	Withhold
	01 — Anthony J. Gumbiner	☐	☐	02 — M. Garrett Smith	☐	☐

		For	Against	Abstain
2.	Adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.	☐	☐	☐

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign, or if one signs he should attach evidence of his authority. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.
COMPLETE, SIGN and DATE the proxy card and return promptly using the enclosed envelope.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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THE HALLWOOD GROUP INCORPORATED
3710 RAWLINS, SUITE 1500
DALLAS, TEXAS 75219
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Charles A. Crocco, Jr. and J. Thomas Talbot, and each of them, with power to act without the other and with power of substitution, as proxies and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of The Hallwood Group Incorporated (the “Company”), held of record by the undersigned on March 24, 2006, at the Annual Meeting of Stockholders to be held on May 10, 2006, or any adjournment or postponement thereof.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed, FOR the adoption of The Hallwood Group Incorporated 2005 Long-Term Incentive Plan for Brookwood Companies Incorporated, and at the discretion of the Proxies with respect to any other matter that is properly brought before the meeting.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE